EXHIBIT 10.4

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17 C.F.R. SECTIONS 200.80(B)(4), 200.83 AND 230.406.

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (“Agreement”) is made and entered into as of the 1st day of April, 2003, by and between CEDARS-SINAI HEALTH SYSTEM (“CSHS”), a d/b/a of CEDARS-SINAI MEDICAL CENTER, a California nonprofit public benefit corporation (“Medical Center”), and DIGIRAD CORPORATION, a Delaware corporation, (“Licensee”), with reference to the following facts:

A.            CSHS has developed and is the owner of certain Technology (as such term is hereinafter defined) and has the right to grant licenses therein.

B.            Licensee is desirous of obtaining from CSHS, and CSHS is willing to grant to Licensee, a non-exclusive license in and to the Technology and the Improvements (as such term is hereinafter defined) pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the parties hereby agree as follows:

1.             Definitions.  The following terms shall have the following meanings for purposes of this Agreement:

1.1           Affiliates.  “Affiliates” shall mean, with respect to any person or entity, any other persons or entities that, directly or indirectly, control, are controlled by or are under common control with such person or entity.  For this purpose, “control” of an entity shall include, without limitation, having ownership of fifty-one percent (51%) or more of the voting shares (or equivalent) of such entity, or having the right to direct, appoint or remove a majority or more of the members of the board of directors (or equivalent) of such entity, or having the power to control the general management of such entity, by contract, law or otherwise.

1.2           Confidential Information.  “Confidential Information” shall mean the confidential and proprietary information of either party hereto.

1.3           CSHS Parties.  “CSHS Parties” shall mean CSHS, the Medical Center and its officers, directors, employees, representatives and agents, and each of their respective successors and assigns.

1.4           End User.  “End User” shall mean a customer of Licensee authorized to use a Licensed Product for internal purposes only and not for further distribution.

1.5           First Commercial Release Date.  “First Commercial Release Date” shall mean the date upon which CSHS and Licensee have reasonably agreed that the functional performance of the Technology has met the Specifications and on which Licensee shall have released and made the Licensed Products available to End Users; provided, however, that the First Commercial Release Date shall occur on or before           ***        .

1.6           Improvements.  “Improvements” shall mean any computer software which includes all or any part of, or is based in whole or in part on, the Technology, including but not limited to translations of the Technology to other foreign or computer languages, adaptations of the Technology to other hardware platforms, abridgments, condensations and revisions to the Technology and software incorporating all or any part of the Technology which may also include modifications created by Licensee in order to meet good manufacturing practices and the standards of the United States Food and Drug Administration (“FDA”).

1.7           Licensed Products.  “Licensed Products” shall mean any and all products that incorporate or utilize or are manufactured using any of the Technology or the Improvements.

1.8           Licensed Field of Use.  “Licensed Field of Use” shall mean  ***

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1.9           New Products.  “New Products” shall have the meaning set forth in Section 4 hereof.

1.10         Specifications.  “Specifications” shall mean the specifications, performance standards and other descriptions of the Technology set forth on Exhibit A attached hereto.

1.11         Technology.  “Technology” shall mean all computer programming code (in executable form only) and all related documentation and other written materials pertaining thereto relating to those portions of CSHS’s software developed by CSHS and more fully described on Exhibit A attached hereto.

1.12         Territory.  “Territory” shall mean               ***

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1.13         Updates.  “Updates” shall mean all updates, upgrades, revisions and new versions of the software code developed by CSHS which result from problem corrections of the Technology and Improvements to the Technology.

2.             Grant of License.

2.1           Grant.  CSHS hereby grants to Licensee a non-exclusive license (including the right, subject to Section 2.2 hereof, to grant sublicenses) in the Technology and the Improvements, subject to the other terms and conditions set forth in this Agreement for the purposes of making, having made, using and selling Licensed Products in the Territory.  Without limiting the generality of the foregoing, the license granted hereby shall include the following rights: (a) the right to use, test, modify, reproduce and develop the Technology with any associated documentation, to prepare Improvements, to incorporate the Technology or any Improvement into Licensed Products and to otherwise develop Licensed Products; (b) the right to make, have made, reproduce, use, market and distribute Licensed Products to End Users, directly or indirectly, through Licensee’s distributors and other distribution channels in the

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Territory; and (c) the right to use the Technology or any Improvements in connection with maintenance services relating to Licensed Products.

2.2           Sublicenses.  Licensee shall have the right to grant sublicenses of the license granted pursuant to Section 2.1 hereof only to its Affiliates of Licensee and to End Users, provided that each sublicensee must agree in writing to be bound by and to observe the provisions of Section 2.3, 6, 10, 11, 12.2 and 12.3 of this Agreement.  Licensee shall submit to CSHS a copy of each sublicense entered into hereunder promptly after execution thereof.  As used in this Section 2.2, the term “sublicense” shall include the right of an Affiliate of Licensee to distribute or sell Licensed Products to End Users, subject to the provisions of Section 3 hereof.  However, the term “sublicense” as used in this Section 2.2 shall not permit any End User to copy, distribute or sell any Licensed Products to other third parties, which is strictly prohibited hereunder.

2.3           Limitations to Grant.

(a)           Limited to Licensed Field of Use.  The license granted under Section 2.1 hereof shall not be construed to confer any rights upon Licensee to any intellectual property not specifically included in this Agreement, whether by implication, estoppel or otherwise.  The license granted under Section 2.1 hereof is limited to the Licensed Field of Use.

(b)           Non-Exclusive License.  The license granted under Section 2.1 hereof is, and shall be, non-exclusive, and CSHS expressly retains the right to grant other licenses relating to the Technology and any Improvements to any third party on such terms as CSHS may, in its sole and absolute discretion, deem appropriate.  CSHS also retains the right to use the Technology and any Improvements for clinical and research purposes.

(c)           No Modification or Decompilation.  Licensee shall not modify, disassemble, decompile, reverse engineer, recreate or generate any of the Technology or any portion or version thereof.  Licensee shall not attempt any of the foregoing or aid, abet or permit any others to do so (including, without limitation, any of its Affiliates or any End Users).

(d)           Copy Protection.  Licensee, in exercising it rights set forth in Section 2.1(b) hereof, shall take all actions as CSHS may reasonably request to ensure that its Affiliates and End Users do not (i) take any of the actions set forth in Section 2.3(c) hereof, or (ii) duplicate, copy or otherwise distribute any Licensed Products provided to them.  Licensee shall submit to CSHS a copy of all documentation prepared by Licensee to meet its obligations under this Section 2.3(d), and Licensee shall provide CSHS with a written report       ***

     ***    during the term of this Agreement containing the identity of all Affiliates holding Licensed Products and End Users, details of all sales of Licensed Products to such Affiliates and End Users and such other information as shall be reasonably requested by CSHS.

(e)           Limited Rights with Respect to Code; No Competing Products.  The license granted under Section 2.1 hereof is limited to the use of the executable code of the Technology solely in connection with the development of Licensed Products and Improvements by Licensee, and the performance of maintenance services relating to Licensed

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Products.  Such license shall not include any right to transfer, license or otherwise dispose of the code of the Technology or any copies thereof, or to use such code to develop any software or products which are similar to or competitive with the Technology or any Improvements.

(f)            Trademarks; Trade Names of CSHS and Medical Center.  Nothing contained or construed to be contained in this Agreement shall constitute the grant by CSHS of any right, by way of license or otherwise, to Licensee to use any trademark or trade name of CSHS or the Medical Center without the prior written consent of CSHS or the Medical Center, which consent may be withheld by CSHS and the Medical Center in their sole and absolute discretion.  All licenses relating to the Technology and Improvements conceived or first actually reduced to practice in the performance of experimental, developmental or research work funded in whole or in part by a United States governmental agency are subject to the rights, conditions and limitations imposed by the Patent and Trademark Amendments Act of 1980 (P.L. 96-517), as amended by Title V of P.L. 98-620 (1984), 35 U.S.C. §§200-212, and accordingly, the non-exclusive license granted hereunder may be held by the United States Government pursuant to 35 U.S.C. §202(c)(4).  CSHS reserves the right in its sole and absolute discretion and without any consent from Licensee, to settle any interference involving the Technology and/or the Improvements by licensing the Technology and/or the Improvements, by filing a disclaimer or reissue application or in any other manner, and CSHS shall have the right to file with any appropriate governmental agency any agreement entered into in connection therewith.

3.             Fees and Royalties.  In consideration for the license granted by CSHS to Licensee pursuant to Section 2.1 hereof, Licensee shall pay to CSHS the fees and royalties set forth in Exhibit B attached hereto.  The price established for the Licensed Product shall not exceed                                 ***                                     .

4.             Updates.  CSHS shall cause the Division of Nuclear Physics Medicine of the Medical Center to provide Licensee with all Updates developed during the term of this Agreement.  Notwithstanding anything to contrary set forth herein, CSHS shall have no obligation to make available to Licensee any additional products which have no direct relationship to the Technology (“New Products”).  Licensee shall not have any rights with respect to any New Products unless it has been granted the same by CSHS pursuant to a separate license agreement or an amendment to this Agreement, which separate license agreement or amendment shall contain such license fees, royalty payments and other terms regarding the New Products as may be negotiated by the parties.

5.             Reports and Records.

5.1               ***     Earned Royalty Payment and Reports.  Licensee shall provide CSHS with written reports and earned royalty payments within           ***           after the end of each calendar quarter during the term of this Agreement.  Each written report shall state the number and description of Licensed Products distributed during the              ***

    ***    , and the resulting calculation of earned royalty payments due CSHS covered by such report, all in accordance with the provisions of Exhibit B attached hereto.  Licensee shall provide such written reports whether or not any royalties are due to CSHS for the          ***

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5.2           Retention of Records.  Licensee shall keep and maintain complete and accurate records and documentation concerning sales or other dispositions of Licensed Products in sufficient detail to enable the royalties payable hereunder by Licensee to be determined, and Licensee shall retain such records and documentation for not less than five (5) years from the date of their creation.

5.3       Inspection of Records.  During the term of this Agreement and for a period of      ***       thereafter, CSHS and its representatives and agents shall have the right, upon reasonable notice to Licensee and during regular business hours, to inspect the records and documentation required to be retained by Licensee pursuant to Section 5.2 hereof.

5.4       Costs of Inspection.  The costs of any inspection pursuant to Section 5.3 hereof shall be borne by CSHS, unless as a result of such inspection it is determined that the amounts payable by Licensee to CSHS for any period are in error by greater than ***
        ***         , in which case the out-of-pocket costs of such inspection shall be borne by Licensee.  CSHS shall report the results of any such inspection to Licensee, and Licensee shall promptly thereafter pay to CSHS the amount of any underpayment, and the amount of any overpayment shall be credited by CSHS against future amounts payable by Licensee to CSHS or if no future amounts are payable to CSHS within            ***           of the report of the result of such inspection, then the amount of any overpayment shall be refunded to Licensee.  In addition, Licensee shall pay interest on the amount of any such underpayment at a rate which is the lower

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6.             Title to the Technology; Marking; License to Copyright.

6.1           Title to the Technology.  Licensee acknowledges that CSHS shall retain title to the Technology and all Improvements.

6.2           Marking.  Licensee shall mark all Licensed Products (or their containers or labels) which are made, sold or otherwise disposed of by Licensee under the license granted pursuant to Section 2.1 hereof in such manner as is intended to protect or preserve CSHS’s rights to the Technology and the Improvements as is customary in the market for the Licensed Products or in such a manner as CSHS may designate in writing to Licensee.  Without limiting the generality of the foregoing, Licensee agrees that all copies of Licensed Products and related documentation made by Licensee pursuant to the license granted herein shall include a copyright notice in the following form:  “© 2002 Cedars-Sinai Medical Center.  All rights reserved.” The copyright notice shall be affixed to all copies or portions thereof in such manner and location as to give reasonable notice to CSHS’s claim of copyright.

6.3           License to Copyright and Patent (if any).  The license granted under Section 2.1 hereof includes a license under CSHS’s copyright in the Technology and any Improvement.  In the event that the Technology or any Improvement becomes subject to or covered by, the allowed claims of any patent issued or assigned to CSHS, the license granted to Licensee hereunder shall be deemed to include a license under such patent to the extent necessary to permit Licensee to exercise its rights under this Agreement.

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7.             Delivery of Materials; Testing; Governmental Approvals.

7.1           Delivery of Materials.  Upon the execution and delivery of this Agreement by Licensee, CSHS shall deliver to Licensee one (1) copy of any relevant documentation, the object code (in executable form only) for the Technology as it currently exists.  CSHS and Licensee shall thereafter exchange updates and enhancements to the Technology no less frequently than once per calendar quarter until the Technology has conformed to the Specifications.  Thereafter, CSHS shall provide Licensee with relevant documentation and object code updates for the Technology upon corrections or improvements of the Technology’s performance characteristics.  The material delivered by CSHS to Licensee under this Section 7.1 shall contain the object code for the Technology in an executable form only and suitable for installation and use by Licensee, and shall include the full set of material comprising the Technology and complete program maintenance documentation, including all flow charts, schematics and annotations which constitute the pre-coding detailed design specifications, test plan with results and all other materials necessary to allow a reasonably skilled computer programmer or analyst familiar with the Technology to maintain or support the Technology without the help of any other person or reference to any other material.  CSHS shall promptly supplement the object code materials delivered to Licensee under this Section 7.1 with all changes or additions so that the object code materials correspond fully to the most current version of the Technology during the term of this Agreement.

7.2           Testing.  CSHS and Licensee shall jointly (a) test all Technology and Improvements for proper operation, and (b) perform any debugging on Technology and Improvements, and (c) CSHS shall make or suggest any corrections necessary for Technology and Improvements to achieve performance in accordance with the Specifications and acceptable commercial standards.

7.3           Governmental Approvals.  Notwithstanding anything to the contrary set forth herein, CSHS shall have no obligation to obtain any domestic or foreign governmental approvals (including, without limitation, any approvals of the FDA) with respect to the Technology, Improvements or Licensed Product.  Licensee shall be responsible for seeking and obtaining any necessary domestic and foreign governmental approvals (including, without limitation, any and all approvals of the FDA) with respect to the Licensed Products as Licensee shall deem appropriate.  The failure by Licensee to obtain any governmental approval shall not be deemed a breach by Licensee of this Agreement.

8.             Support.  CSHS shall cause the Division of Nuclear Physics Medicine of the Medical Center to assist Licensee with the evaluation, maintenance and support of Licensed Products during the term of this Agreement.  Such assistance will be limited to work performed on the original Technology, upgrades, revisions and new versions of the software code, and providing debugging and technical support services.  In the event that the Division is unable to provide the assistance which may be reasonably necessary to Licensee during the term hereof, CSHS shall have no obligation to provide such assistance, and representatives of CSHS and Licensee shall meet to discuss whether or not any modifications of the terms of this Agreement are necessary.

9.             Milestones.  Licensee shall have commenced marketing of the Licensed Products on or before the First Commercial Release Date.  Further, Licensee shall satisfy the market demand for the Licensed Products during the term of this Agreement.

10.           Compliance with Laws.  Licensee shall conduct all activities pursuant to this Agreement in an ethical and businesslike manner and in substantial compliance with all applicable laws, rules and regulations of all applicable governmental authorities.  Licensee shall provide to CSHS any data compilations, records, reports or other information regarding the Technology, the Improvements and/or the Licensed Products which CSHS may reasonably require for submission to any governmental authorities in order to comply with any applicable laws, rules or regulations.

11.           Confidentiality.

11.1         Obligation.  Each party acknowledges that this Agreement may require the disclosure by one party to the other party of its Confidential Information.  Each party shall regard and preserve the Confidential Information of the other party as secret and confidential, and during the term of this Agreement and for a period of       ***       thereafter neither party shall publish or disclose any Confidential Information in any manner without the prior written consent of the other party.  Notwithstanding the foregoing, however, the parties agree that Licensee’s obligation under this Section 11.1 with respect to the code for the Technology or any Improvement (to the extent they constitute “Confidential Information” hereunder) shall be unlimited in duration.  Each party shall use the same level of care to prevent the disclosure of the Confidential Information of the other party that it exercises in protecting its own Confidential Information and shall, in any event, take all reasonable precautions to prevent the disclosure of Confidential Information to any third party.

11.2         Non-Confidential Information.  The following shall not be considered to be Confidential Information:  (a) information which is publicly known or which becomes publicly known through no fault of the receiving party; (b) information which is lawfully obtained by the receiving party from a third party (which third party itself lawfully obtained the Confidential Information and has no obligation of confidentiality); and (c) information which is in the lawful possession of the receiving party, as documented by the records of such receiving party, prior to such information having been initially disclosed by the disclosing party.

11.3         Publicity.  Neither party shall, without the prior written consent of the other party, disclose to any third party the terms or conditions of this Agreement unless such disclosure is required under applicable law or in connection with the legal enforcement of this Agreement.

11.4         Injunctive Relief.  Each party acknowledges that in the event of any breach or default or threatened breach or default by either party of Section 11.1 or Section 11.3 hereof, the other party may be irreparably damaged and that it would be extremely difficult and impractical to measure such damage, so that the remedy of damages at law would be inadequate.  Consequently, each party acknowledges and agrees that other party, in addition to any other available rights or remedies and without the necessity of posting any bond or similar

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security, shall be entitled to specific performance, injunctive relief and any other equitable remedy for the breach or default or threatened breach or default of said Section 11.1 or Section 11.3, and each party waives any defense that a remedy at law or damages is adequate.

12.           Representations and Warranties; Limitation on Damages.

12.1         Authority.  Each party represents and warrants to the other party that this Agreement has been duly authorized, executed and delivered by it and that this Agreement is its binding obligation, enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally, and to general equitable principles.

12.2         DISCLAIMER.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, CSHS MAKES NO REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY EXPRESS OR IMPLIED WARRANTY THAT THE USE OF THE TECHNOLOGY OR THE MANUFACTURE, USE OR SALE OF ANY OF THE LICENSED PRODUCTS WILL NOT INFRINGE ANY PATENT, COPYRIGHT OR RIGHT OF ANY THIRD PARTY), OF ANY KIND OR NATURE WHATSOEVER.

12.3         LIMITATION ON DAMAGES.  IN NO EVENT SHALL CSHS BE LIABLE FOR ANY LOSS OF OR DAMAGE TO REVENUES, PROFITS OR GOODWILL OR OTHER SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY KIND RESULTING FROM CSHS’S PERFORMANCE OR FAILURE TO PERFORM ANY OBLIGATIONS UNDER THIS AGREEMENT, OR RESULTING FROM THE FURNISHING, PERFORMANCE, USE OR LOSS OF USE OF ANY PART OF THE TECHNOLOGY, IMPROVEMENTS LICENSED PRODUCTS, OR ANY DATA, INFORMATION OR OTHER PROPERTY OF LICENSEE, INCLUDING, WITHOUT LIMITATION, ANY INTERRUPTION OF LICENSEE’S BUSINESS, WHETHER RESULTING FROM BREACH OF CONTRACT OR BREACH OF WARRANTY, EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

13.           Indemnification and Insurance.

13.1         Indemnification.        ***        shall indemnify, defend and hold harmless                ***               from and against any and all claims, demands, lawsuits, actions, proceedings, liabilities, losses, damages, fees, costs and expenses (including, without limitation, attorneys’ fees, and costs of investigation and experts (whether or not suit is filed)) resulting from or arising out of (a) the manufacture, use or sale of any of the Licensed Products or the exercise        ***       of any right granted hereunder, including, without limitation, any liabilities, losses or damages whatsoever with respect to death or injury to any individual or damage to any property arising from the possession, use or operation of any of the Licensed Products   ***
                  ***                   in any manner whatsoever (except to the extent such death, injury or damage arises directly from the failure or malfunction of the Technology or Improvements   ***
       ***      in accordance with this Agreement), or (b) any claim that                  ***

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13.2         Insurance.  Licensee shall maintain at all times during and after the term of this Agreement comprehensive general liability insurance, including product liability insurance, with reputable and financially secure insurance carriers and having commercially reasonable limits giving due consideration to the nature and extent of such activities and the risks inherent therein to cover the activities of Licensee contemplated by this Agreement.  Any such insurance shall provide for no cancellation or material alteration except upon at least thirty (30) days’ prior written notice to CSHS.  Licensee shall timely provide CSHS with certificates of insurance evidencing such coverage.

14.           Infringement.

14.1         Third Party Infringement.  In the event that      ***      learns of facts which it concludes may constitute an infringement of any of the Technology or any Improvements by any third party during the term of this Agreement,                 ***
   ***   shall promptly notify         ***         in writing, setting forth such facts and the basis for its conclusion, and shall include with such notice any other reasonably available evidence in support thereof.

14.2         Procedure.        ***      have the right, but not the obligation, to take all appropriate action against the infringing party and                         ***

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incurred in connection with such action.     ***     , at its own expense, shall have the right to participate in, and, to the extent that it may wish, to jointly assume the prosecution of such action with counsel reasonably satisfactory to  ***  .  If    ***    declines to take action, then                ***    shall have the right to take such action.  In the event    ***    does elect to take action,      ***    shall pay or reimburse   ***   for all costs and expenses (including without limitation attorneys’ fees and costs of investigation and experts) incurred by                             ***                        or as may be required in order for      ***       to pursue such action.      ***      shall obtain the consent of   ***   prior to settling any such action.

14.3         Proceeds.  Any proceeds from any settlement or judgment of any infringement claim, action, suit or proceeding brought by    ***    shall be allocated and/or paid within           ***            receipt thereof as follows:  (a) first to reimburse            ***

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14.4         Nominal Plaintiff.  In the event any infringement action, suit or proceeding is brought hereunder by        ***         to enforce any rights in the Technology in the Territory,       ***       shall upon the written request of          ***         , be named, joined and participate therein as a nominal plaintiff.

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14.5         Indemnification.    ***   shall indemnify, defend and hold harmless
    ***     from and against any and all claims, demands lawsuits, actions, proceedings, liabilities, losses, damages, fees, costs and expenses (including, without limitation, attorneys’ fees, and costs of investigation and experts (whether or not suit is filed)) resulting from or arising out of any claim that        ***      use of the Technology or Improvements in accordance with this Agreement infringes or violates any patent, copyright or other intellectual property rights of any third party.

15.           Term.  This Agreement shall become effective on the date first above written and shall remain in effect until                                 ***

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16.           Termination.

16.1         Termination                ***                    .  This Agreement may be terminated

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16.2         Effect of Termination or Expiration.  Upon the termination or expiration of the term of this Agreement, the license granted by CSHS to Licensee pursuant to Section 2.1 hereof shall terminate.  Notwithstanding any termination or expiration of the term of this Agreement, Licensee shall be permitted to sell or otherwise dispose of all Licensed Products then in inventory and shall have the obligation to pay to CSHS all amounts which have accrued or shall accrue by reason of the sale of such Licensed Products.  Licensee shall not be entitled to any refund of any amounts by reason of any termination or expiration of the term of this Agreement.  Notwithstanding anything to the contrary set forth in this Agreement, in no event shall any rights afforded to End Users pursuant to Section 2.1(b) terminate as a result of expiration or termination of this Agreement for any reason.

17.           Assignment.  The rights and obligations of Licensee under this Agreement shall not be assignable without the prior written consent of CSHS (which consent may be granted or withheld by CSHS in its sole and absolute discretion) except in the event of a merger, consolidation or sale of substantially all of the assets of Licensee.  In the event of any such merger, consolidation or sale of assets, CSHS shall have the right to approve or disapprove, on a reasonable basis, the use of any Licensed Products by the person or entity which is the successor-in-interest to Licensee.  The rights and obligations of CSHS hereunder shall be assignable without the prior written consent of Licensee, upon written notice to Licensee.

18.           Notice.  Any notice or other communication hereunder must be given in writing and either (a) delivered in person, (b) transmitted by facsimile or telecopy mechanism provided that any notice so given is also mailed as provided herein, (c) delivered by Federal Express® or similar commercial delivery service or (d) mailed by certified mail, postage prepaid,

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return receipt requested, to the party to which such notice or communication is to be given at the address set forth on the signature page of this Agreement or to such other address or to such other person as either party shall have last designated by such notice to the other party.  Each such notice or other communication shall be effective (i) when personally delivered, (ii) if given by telecommunication, when transmitted, (iii) if given by mail, seven (7) days after such communication is deposited in the mail and addressed as aforesaid, (iv) if given by Federal Express® or similar commercial delivery service, three (3) business days after such communication is deposited with such service using next business day delivery and addressed as aforesaid, and (v) if given by any other means, when actually delivered at such address.

19.           Arbitration.  Any disagreement or any question of determination of terms, interpretation, enforceability or validity arising under or relating to the provisions of this Agreement or the subject matter hereof shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) and such arbitration shall be held in Los Angeles, California.  The arbitrability of any such disagreement or question of determination shall likewise be subject to arbitration.  The parties shall use their best efforts to cause any such arbitration to be completed as quickly as possible.  The parties shall equally share the costs of the arbitrator(s), transcripts and any official translator(s).  Any order, award or decision resulting from any such arbitration shall be final and binding upon the parties and shall be enforceable in any court of competent jurisdiction.

20.           Governing Law.  This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of California, except where such are governed exclusively by federal law.

21.           Attorneys’ Fees.  In any arbitration or action between the parties seeking enforcement of any of the provisions of this Agreement, the prevailing party in such arbitration or action shall be awarded, in addition to damages, injunctive or other relief, its reasonable costs and expenses, not limited to taxable costs, and reasonable attorneys’ fees.

22.           Relationship of Parties.  Each party shall conduct all business in its own name as an independent contractor.  No joint venture, partnership, employment, agency or similar arrangement is created between the parties.  Neither party has the right or power to act for or on behalf of the other or to bind the other in any respect, to pledge its credit, to accept any service of process upon it, or to receive any notices of any nature whatsoever on its behalf.

23.           Severability.  If any provision of this Agreement is determined to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction then, to that extent and within the jurisdiction in which it is illegal, invalid or unenforceable, it shall be limited, construed or severed and deleted from this Agreement, and the remaining extent and/or remaining portions hereof shall survive, remain in full force and effect and continue to be binding and shall not be affected except insofar as may be necessary to make sense hereof, and shall be interpreted to give effect to the intention of the parties insofar as that is possible.

24.           Entire Agreement.  This Agreement (including all exhibits attached hereto which are herein incorporated by this reference) contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous negotiations, agreements, arrangements and understandings with respect to the subject matter hereof.

25.           Interpretation.  The normal rule of construction that an agreement shall be interpreted against the drafting party shall not apply to this Agreement.  In this Agreement, whenever the context so requires, the masculine, feminine or neuter gender, and the singular or plural number or tense, shall include the others.

26.           Amendment and Waiver.  Neither this Agreement nor any of its provisions may be amended, changed, modified or waived except in a writing duly executed by an authorized officer of the party to be bound thereby.

27.           Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

28.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and such counterparts together, shall constitute one agreement.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

“CSHS”:		“LICENSEE”:

CEDARS-SINAI HEALTH SYSTEM		DIGIRAD, INC.
Cedars-Sinai Medical Center
8700 Beverly Boulevard		9350 Trade Place
Los Angeles, CA 90048-1865		San Diego, California 92126-6334
Attn: Senior Vice President & CFO		Attn:	David Sheehan,
President & CEO
Facsimile: (310) 423-0101		Facsimile: (858) 549-9789

By:	/s/ Shlomo Melmed	By:	/s/ David Sheehan
	Shlomo Melmed, M.D.		David Sheehan
	Senior Vice President for		President & CEO
	Academic Affairs		Digirad Corporation

By:	/s/ Edward M. Prunchunas
Edward M. Prunchunas
Senior Vice President for
Finance & CFO

TECHNOLOGY AND SPECIFICATIONS

1.  Technology.

General Description: All information, data and know-how, whether patentable or unpatentable, in whatever form or medium, relating to those portions of CSHS’s software technologies known as:                      ***

2.  Specifications.

[to be attached]

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

EXHIBIT A

FEES, ROYALTIES AND PAYMENTS

1.  Royalties.

(a)  Sales of     ***     to Third Party End Users.  Licensee shall pay to CSHS royalties in the amounts set forth in the following table for the Licensed Products sold or otherwise distributed by Licensee during the term of the Agreement.  Royalties shall accrue and be payable

***

                    ***                   .  (For the purposes of this section, the word “sale” shall mean the date on which the Licensee ships the Licensed Product to the particular End User.)

Royalties for individual software packages of MoCo and not sold as a part of a “Cedars Suite” (as such term is defined hereinafter) shall be as follows:

   ***

Amount of Royalty per Copy ***

(b)  Sales of                               ***                            .  The parties have a valid and existing License Agreement for, among other things, the          ***         technologies dated May 22, 2001 (“          ***           “) pursuant to which Licensee is obliged to pay certain royalty fees for such technologies.  Pursuant to an Addendum to the          ***         License, Licensee has the right to license the                  ***               technologies           ***

***

***

***	.

(c)  Use of  ***  by Licensee.  The parties acknowledge that Licensee owns and operates        ***          mobile cameras which are used to provide services at third party sites.  Licensee intends to install    ***   on the mobile cameras in the first quarter of 2003.  The total royalties for the                                                  ***

***
***
***		.

(d)  Royalty Reports.  Licensee shall be responsible for all royalties due hereunder with respect to sales or other dispositions of Licensed Products to its Affiliates.  Each payment of royalties pursuant hereto shall be accompanied by a statement setting forth (a) the number of Licensed Products sold individually and as a part of a              ***               , (b) such additional details as may be necessary for the calculation of the royalty payment and (c) in the       ***

          ***              , a statement confirming the royalty payments made for the mobile cameras as provided in subparagraph 1(c) above.

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

EXHIBIT B

FEES, ROYALTIES AND PAYMENTS

2.  Payments.  All payments by Licensee to CSHS shall be made in United States Dollars by check and shall be without set-off and free and clear of and without any deduction or withholding for or on account of any taxes, duties, levies, imposts or similar fees or charges.  If any restrictions on the transfer of currency exist in any country or other jurisdiction so as to prevent Licensee from making payments to CSHS in the United States, Licensee shall take all reasonable steps to obtain a waiver of such restrictions or otherwise enable Licensee to make such payments, and if Licensee is unable to do so, Licensee shall make such payments to CSHS to a bank account or other depository designated by CSHS in such country or jurisdiction, which payments shall be in the local currency of such country or jurisdiction unless payment in United States Dollars is permitted.  Any payment by Licensee to CSHS on the basis of sales of Licensed Products in currencies other than Untied States Dollars shall be calculated using the appropriate foreign exchange rate for such currency quoted in The Wall Street Journal for the close of business of the last banking day of the calendar quarter for which such payment is being made.

3. Late Payments.	***
***
***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.